Exhibit 99.2

PIXAR

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Grant #

Pixar (the “Company”) hereby grants you, [NAME OF EMPLOYEE] (the “Employee”), an Incentive Stock Option1 under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase shares of common stock of the Company (“Shares”). The date of this Agreement is [DATE] (the “Grant Date”). In general, the latest date this option will expire is [DATE 10 YEARS AFTER GRANT DATE] (the “Expiration Date”). However, as provided in Appendix A (attached hereto), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

Maximum Number of Shares Purchasable with this Option: [NUMBER A]

Purchase Price per Share: $[NUMBER B]

Scheduled Vesting Dates:	Number of Shares:

Vesting Commencement Date	[ENTER DATE]

Each annual anniversary of the Vesting Commencement Date	[25% OF NUMBER A]

Event Triggering Termination of Option:	Maximum Time to Exercise After Triggering Event*:
Termination of Service within 1 year of Vesting Commencement Date	None
Termination of Service due to Disability	1 year
Termination of Service due to death	1 year
All other Terminations of Service	30 days

*	However, in no event may this option be exercised after the Expiration Date.

Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 3 through 5 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

PIXAR		EMPLOYEE

By
	Title:	[NAME]

[1]	This option is intended to qualify as an incentive stock option under Section 422 of the Code. However, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a nonqualified stock option.

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APPENDIX A

TERMS AND CONDITIONS OF STOCK OPTION

1. Grant of Option. The Company hereby grants to the Employee under the Plan, as a separate incentive in connection with his or her service and not in lieu of or other compensation for his or her services, a stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of the maximum number of Shares set forth on the Notice of Grant.

2. Exercise Price. The purchase price per Share for this option (the “Exercise Price”) shall be equal to the Exercise Price set forth on the Notice of Grant.

3. Vesting Schedule. Except as otherwise provided in this Agreement, the right to exercise this option will vest in the amounts and on the dates shown on the Notice of Grant. Except to the limited extent provided in paragraph 12, Shares scheduled to vest on any such date actually will vest only if the Employee has not incurred a Termination of Service prior to such date. Notwithstanding the preceding sentence, if the Employee has incurred a Termination of Service prior to such date but immediately continues as a Director or Consultant, the Committee in its discretion may continue the vesting of this option; provided, however, that this option will become a nonqualified stock option (i.e., an option that is not qualified under section 422 of the Code) beginning on the ninety-first (91st) day following the Termination of Service. Unless otherwise determined by the Committee in its discretion or required by law, vesting of stock options will continue during any leave of absence authorized by the Company that is taken by an Employee that will have a duration of up to 90 calendar days, but vesting will suspend on the first day of any leave of absence that will have a duration of greater than 90 calendar days. If the Employee takes a leave of absence which continues for more than ninety (90) days, then this option will become a nonqualified stock option beginning on the ninety-first (91st) day of the leave, unless the Employee’s reemployment rights are guaranteed by statute or by written agreement.

4. Termination of Option. If the Employee incurs a Termination of Service for a reason other than death or Disability, the Employee may, within thirty (30) days after the date of such Termination of Service, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option. If the Employee incurs a Termination of Service due to the Employee’s Disability, the Employee may, within twelve (12) months after the date of such Termination or Service, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option. Upon the Employee’s Termination of Service, any unvested portion of this option (after applying the rules of Paragraph 12) shall terminate immediately. Notwithstanding any other provision of this Section 4, if the Employee has incurred a Termination of Service but immediately continues as a Director or Consultant, the Committee in its discretion may provide for the exercise of any vested but unexercised portion of this option prior to the earlier of the Expiration Date or another date specified by the Committee.

5. Death of Employee. In the event that the Employee dies while an employee or during the periods described in paragraph 4, the Employee’s designated beneficiary (if beneficiary designations are permitted by the Company in its discretion), or if no such beneficiary survives the Employee, the administrator or executor of the Employee’s estate, may exercise any vested but unexercised portion of the option within twelve (12) months after the date of the Employee’s death, or prior to the Expiration Date, whichever shall first occur. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

6. Persons Eligible to Exercise Option. Except as provided in Paragraph 5 above or as otherwise determined by the Committee in its discretion, this option shall be exercisable during the Employee’s lifetime only by the Employee.

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7. Option is Not Transferable. Except as otherwise expressly provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned, or otherwise hypothecated in any way (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Furthermore, this option shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, pledge, assign, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, (other than as permitted hereby) or upon any attempted sale under any execution, attachment, or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

8. Exercise of Option. The Employee acknowledges that the exercise of this option and the disposition of shares acquired upon exercise of this option must comply with the terms of the Company’s securities trading policy, as it may exist from time to time. This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving notice of exercise in such form or manner as the Company may designate, (b) providing full payment of the Exercise Price (and the amount of any income and employment taxes and applicable fees, if any, the Company determines is required to be withheld by reason of the exercise of this option or as is otherwise required under Paragraph 10 below), and (c) giving satisfactory assurances in the form or manner requested by the Company that the shares to be purchased upon the exercise of this option are being purchased for investment and not with a view to the distribution thereof. Exercise of this option, other than through a stock broker-assisted transaction, will be permitted only during the regular business hours of the Company in Emeryville, CA. Notwithstanding any contrary provision of this Agreement, if the expiration date of this option falls on a Saturday, Sunday or holiday, the Employee may exercise any vested but unexercised portion of this option at any time prior to the close of business on the first business day following that Saturday, Sunday or holiday. In addition, if the option is to be exercised through a stock broker-assisted transaction, the option must be exercised while the applicable stock market is open for trading and before the option otherwise expires.

9. Conditions to Exercise. Except as provided in Paragraph 8 above or as otherwise required as a matter of law, the Exercise Price for this option may be paid in one (1) (or a combination of two (2) or more) of the following forms:

(a) Personal check, a cashier’s check or a money order.

(b) If permitted by the Committee, irrevocable directions to a securities broker approved by the Company to sell all or part of the option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any required withholding taxes. (The balance of the sale proceeds, if any, will be delivered to the Employee.)

(c) In another form permitted by the Committee in accordance with the terms of the Plan.

10. Tax Withholding and Payment Obligations. The Company will assess its requirements regarding tax, social insurance and any other payroll tax withholding and reporting in connection with this option, including the grant, vesting or exercise of this option or sale of shares acquired pursuant to the exercise of this option (“tax-related items”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Employee hereby acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains his or her responsibility and liability and that the Company (a) makes no representations or undertaking regarding treatment of any tax-related items in connection with any aspect of this option grant, including the grant, vesting or exercise of this option and the subsequent sale of shares acquired pursuant to the exercise of this option; and (b) does not commit to structure the terms of the grant or any aspect of this option to reduce or eliminate the Employee’s liability regarding tax-related items. In the event the Company determines that it and/or an Affiliate must withhold any tax-related items as a result of the Employee’s participation in the Plan, the Employee agrees as a condition of the grant of this option to make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Employee authorizes the Company and/or an Affiliate to withhold all applicable withholding taxes from any cash compensation due to the Employee. Furthermore, the Employee agrees to pay the Company and/or an Affiliate any amount of taxes the Company and/or an Affiliate may be required to withhold as a result of the Employee’s participation in the Plan that cannot be satisfied by deduction from cash compensation due to the Employee. The Employee acknowledges that he or she may not exercise this option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.

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11. Suspension of Exercisability. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

12. Change in Control. In the event of a Change in Control, this option shall be subject to the definitive agreement governing such Change in Control. Such agreement, without the Employee’s consent and notwithstanding any provision to the contrary in this Agreement or the Plan, must provide for one of the following: (a) the assumption of this option by the surviving corporation or its parent; (b) the substitution by the surviving corporation or its parent of options with substantially the same terms as this option; (c) the conversion of this option into an option to purchase the consideration received by the stockholders of the Company in the Change in Control; (d) the termination of this option after the Company shall have provided the Employee with the ability to exercise this option as to all Shares, including Shares which otherwise would not be then exercisable, for a period of fifteen (15) days or less before the consummation of the Change in Control; or (e) the cancellation of this option after payment to the Employee of an amount in cash or cash equivalents equal to (A) the fair market value of the Shares subject to this option at the time of the Change in Control minus (B) the Exercise Price of the Shares subject to this option at the time of the Change in Control. In the event the definitive agreement does not provide for one of the foregoing alternatives with respect to the treatment of this option, this option shall have the treatment specified in clause (d) of the preceding sentence. The Committee may, in its sole discretion, accelerate the exercisability and vesting of this option in connection with any of the foregoing alternatives. For purposes of this Agreement, “Change in Control” means the occurrence of any of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), other than any combination of Steve Jobs, members of his immediate family, and any entities holding Shares for the benefit of Steve Jobs or members of his immediate family, becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or (d) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

13. No Rights of Stockholder. Neither the Employee (nor any transferee) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to the Employee (or transferee).

14. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 1200 Park Avenue, Emeryville, California 94608, or at such other address as the Company may hereafter designate in writing.

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15. Maximum Term of Option. In no event may this option be exercised after the Expiration Date.

16. Binding Agreement. Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

17. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan. The Company may, in its discretion, issue newly issued shares or treasury shares pursuant to this option.

18. Incentive Stock Option Rules. If this option is exercised more than three (3) months after the Employee’s Termination of Service for any reason other than Disability or death, this option no longer will be an incentive stock option and instead will be deemed to be a nonqualified stock option (unless the Employee dies within such three-month period). If this option is exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, this option no longer will be an incentive stock option and instead will be deemed to be a nonqualified stock option (unless the Employee dies within such one-year period). If the fair market value (determined on the applicable grant date of the option) of the shares with respect to which incentive stock options are exercisable for the first time by the Employee during any calendar year (under all incentive stock options granted to Employee under all plans of the Company and its Subsidiaries) exceeds $100,000, the portion of the option shares in excess of $100,000 instead shall be deemed to be shares under a nonqualified stock option (rather than under an incentive stock option).

19. Committee Authority. The Committee shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

20. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

21. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

22. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Except as otherwise provided herein, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

23. Amendment, Suspension, Termination. By accepting this option, the Employee expressly warrants that he or she has received an option to purchase stock under the Plan, and has received, read and understood the prospectus for the Plan. The Employee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

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PIXAR

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Grant #

Pixar (the “Company”) hereby grants you, [NAME OF EMPLOYEE] (the “Employee”), a Nonqualified Stock Option under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase shares of common stock of the Company (“Shares”). The date of this Agreement is [DATE] (the “Grant Date”). In general, the latest date this option will expire is [DATE 10 YEARS AFTER GRANT DATE] (the “Expiration Date”). However, as provided in Appendix A (attached hereto), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

Maximum Number of Shares Purchasable with this Option: [NUMBER A]

Purchase Price per Share: $[NUMBER B]

Scheduled Vesting Dates:	Number of Shares:

Vesting Commencement Date	[ENTER DATE]

Each annual anniversary of the Vesting Commencement Date	[25% OF NUMBER A]

Event Triggering Termination of Option:	Maximum Time to Exercise After Triggering Event*:
Termination of Service within 1 year of Vesting Commencement Date	None
Termination of Service due to Disability	1 year
Termination of Service due to death	1 year
All other Terminations of Service	30 days

*	However, except in the event of death, this option may not be exercised after the Expiration Date.

Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 3 through 5 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

PIXAR		EMPLOYEE

By
	Title:	[NAME]

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APPENDIX A

TERMS AND CONDITIONS OF STOCK OPTION

1. Grant of Option. The Company hereby grants to the Employee under the Plan, as a separate incentive in connection with his or her service and not in lieu of or other compensation for his or her services, a stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of the maximum number of Shares set forth on the Notice of Grant.

2. Exercise Price. The purchase price per Share for this option (the “Exercise Price”) shall be equal to the Exercise Price set forth on the Notice of Grant.

3. Vesting Schedule. Except as otherwise provided in this Agreement, the right to exercise this option will vest in the amounts and on the dates shown on the Notice of Grant. Except to the limited extent provided in paragraph 12, Shares scheduled to vest on any such date actually will vest only if the Employee has not incurred a Termination of Service prior to such date. Notwithstanding the preceding sentence, if the Employee has incurred a Termination of Service prior to such date but immediately continues as a Director or Consultant, the Committee in its discretion may continue the vesting of this option. Unless otherwise determined by the Committee in its discretion or required by law, vesting of stock options will continue during any leave of absence authorized by the Company that is taken by an Employee that will have a duration of up to 90 calendar days, but vesting will suspend on the first day of any leave of absence that will have a duration of greater than 90 calendar days.

4. Termination of Option. If the Employee incurs a Termination of Service for a reason other than death or Disability, the Employee may, within thirty (30) days after the date of such Termination of Service, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option. If the Employee incurs a Termination of Service due to the Employee’s Disability, the Employee may, within twelve (12) months after the date of such Termination or Service, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option. Upon the Employee’s Termination of Service, any unvested portion of this option (after applying the rules of Paragraph 12) shall terminate immediately. Notwithstanding any other provision of this Section 4, if the Employee has incurred a Termination of Service but immediately continues as a Director or Consultant, the Committee in its discretion may provide for the exercise of any vested but unexercised portion of this option prior to the earlier of the Expiration Date or another date specified by the Committee.

5. Death of Employee. In the event that the Employee dies while an employee or during the periods described in paragraph 4, the Employee’s designated beneficiary (if beneficiary designations are permitted by the Company in its discretion), or if no such beneficiary survives the Employee, the administrator or executor of the Employee’s estate, may exercise any vested but unexercised portion of the option within twelve (12) months after the date of the Employee’s death. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

6. Persons Eligible to Exercise Option. Except as provided in Paragraph 5 above or as otherwise determined by the Committee in its discretion, this option shall be exercisable during the Employee’s lifetime only by the Employee.

7. Option is Not Transferable. Except as otherwise expressly provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned, or otherwise hypothecated in any way (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Furthermore, this option shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, pledge, assign, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, (other than as permitted hereby) or upon any attempted sale under any execution, attachment, or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

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8. Exercise of Option. The Employee acknowledges that the exercise of this option and the disposition of shares acquired upon exercise of this option must comply with the terms of the Company’s securities trading policy, as it may exist from time to time. This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving notice of exercise in such form or manner as the Company may designate, (b) providing full payment of the Exercise Price (and the amount of any income and employment taxes and applicable fees, if any, the Company determines is required to be withheld by reason of the exercise of this option or as is otherwise required under Paragraph 10 below), and (c) giving satisfactory assurances in the form or manner requested by the Company that the shares to be purchased upon the exercise of this option are being purchased for investment and not with a view to the distribution thereof. Exercise of this option, other than through a stock broker-assisted transaction, will be permitted only during the regular business hours of the Company in Emeryville, CA. Notwithstanding any contrary provision of this Agreement, if the expiration date of this option falls on a Saturday, Sunday or holiday, the Employee may exercise any vested but unexercised portion of this option at any time prior to the close of business on the first business day following that Saturday, Sunday or holiday. In addition, if the option is to be exercised through a stock broker-assisted transaction, the option must be exercised while the applicable stock market is open for trading and before the option otherwise expires.

9. Conditions to Exercise. Except as provided in Paragraph 8 above or as otherwise required as a matter of law, the Exercise Price for this option may be paid in one (1) (or a combination of two (2) or more) of the following forms:

(a) Personal check, a cashier’s check or a money order.

(b) If permitted by the Committee, irrevocable directions to a securities broker approved by the Company to sell all or part of the option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any required withholding taxes. (The balance of the sale proceeds, if any, will be delivered to the Employee.)

(c) In another form permitted by the Committee in accordance with the terms of the Plan.

10. Tax Withholding and Payment Obligations. The Company will assess its requirements regarding tax, social insurance and any other payroll tax withholding and reporting in connection with this option, including the grant, vesting or exercise of this option or sale of shares acquired pursuant to the exercise of this option (“tax-related items”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Employee hereby acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains his or her responsibility and liability and that the Company (a) makes no representations or undertaking regarding treatment of any tax-related items in connection with any aspect of this option grant, including the grant, vesting or exercise of this option and the subsequent sale of shares acquired pursuant to the exercise of this option; and (b) does not commit to structure the terms of the grant or any aspect of this option to reduce or eliminate the Employee’s liability regarding tax-related items. In the event the Company determines that it and/or an Affiliate must withhold any tax-related items as a result of the Employee’s participation in the Plan, the Employee agrees as a condition of the grant of this option to make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Employee authorizes the Company and/or an Affiliate to withhold all applicable withholding taxes from any cash compensation due to the Employee. Furthermore, the Employee agrees to pay the Company and/or an Affiliate any amount of taxes the Company and/or an Affiliate may be required to withhold as a result of the Employee’s participation in the Plan that cannot be satisfied by deduction from cash compensation due to the Employee. The Employee acknowledges that he or she may not exercise this option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.

11. Suspension of Exercisability. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state

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or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

12. Change in Control. In the event of a Change in Control, this option shall be subject to the definitive agreement governing such Change in Control. Such agreement, without the Employee’s consent and notwithstanding any provision to the contrary in this Agreement or the Plan, must provide for one of the following: (a) the assumption of this option by the surviving corporation or its parent; (b) the substitution by the surviving corporation or its parent of options with substantially the same terms as this option; (c) the conversion of this option into an option to purchase the consideration received by the stockholders of the Company in the Change in Control; (d) the termination of this option after the Company shall have provided the Employee with the ability to exercise this option as to all Shares, including Shares which otherwise would not be then exercisable, for a period of fifteen (15) days or less before the consummation of the Change in Control; or (e) the cancellation of this option after payment to the Employee of an amount in cash or cash equivalents equal to (A) the fair market value of the Shares subject to this option at the time of the Change in Control minus (B) the Exercise Price of the Shares subject to this option at the time of the Change in Control. In the event the definitive agreement does not provide for one of the foregoing alternatives with respect to the treatment of this option, this option shall have the treatment specified in clause (d) of the preceding sentence. The Committee may, in its sole discretion, accelerate the exercisability and vesting of this option in connection with any of the foregoing alternatives. For purposes of this Agreement, “Change in Control” means the occurrence of any of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), other than any combination of Steve Jobs, members of his immediate family, and any entities holding Shares for the benefit of Steve Jobs or members of his immediate family, becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or (d) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

13. No Rights of Stockholder. Neither the Employee (nor any transferee) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to the Employee (or transferee).

14. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 1200 Park Avenue, Emeryville, California 94608, or at such other address as the Company may hereafter designate in writing.

15. Maximum Term of Option. Except to the limited extent provided in paragraph 5 above, this option is not exercisable after the Expiration Date.

16. Binding Agreement. Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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17. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan. The Company may, in its discretion, issue newly issued shares or treasury shares pursuant to this option.

18. Committee Authority. The Committee shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

19. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Except as otherwise provided herein, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

22. Amendment, Suspension, Termination. By accepting this option, the Employee expressly warrants that he or she has received an option to purchase stock under the Plan, and has received, read and understood the prospectus for the Plan. The Employee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

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5

PIXAR

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Grant #

Pixar (the “Company”) hereby grants you, [NAME OF DIRECTOR] (the “Director”), a Nonqualified Stock Option under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase shares of common stock of the Company (“Shares”). The date of this Agreement is [DATE] (the “Grant Date”). In general, the latest date this option will expire is [DATE 10 YEARS AFTER GRANT DATE] (the “Expiration Date”). However, as provided in Appendix A (attached hereto), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

Maximum Number of Shares Purchasable with this Option: 30,000 Shares

Purchase Price per Share: $[PRICE]

Scheduled Vesting Dates:	Number of Shares:

Vesting Commencement Date	[ENTER DATE]

Each annual anniversary of the Vesting Commencement Date	10,000

Event Triggering Termination of Option:	Maximum Time to Exercise After Triggering Event*:

Termination of Service within 1 year of Vesting Commencement Date	None
All other Terminations of Service	1 year

*	However, except in the event of death, this option may not be exercised after the Expiration Date.

Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 3 through 5 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

PIXAR		DIRECTOR

By
	Title:	[NAME]

APPENDIX A

TERMS AND CONDITIONS OF STOCK OPTION

1. Grant of Option. The Company hereby grants to the Director under the Plan, as a separate incentive in connection with his or her service and not in lieu of or other compensation for his or her services, a stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of the maximum number of Shares set forth on the Notice of Grant

2. Exercise Price. The purchase price per Share for this option (the “Exercise Price”) shall be equal to the Exercise Price set forth on the Notice of Grant.

3. Vesting Schedule. Except as otherwise provided in this Agreement, the right to exercise this option will vest in the amounts and on the dates shown on the Notice of Grant. In addition, in the event of the Director’s Termination of Service due to death or Disability, this option will vest as to all of the covered shares. Except to the limited extent provided in paragraph 12 and in the preceding sentence, Shares scheduled to vest on any such date actually will vest only if the Director has not incurred a Termination of Service prior to such date.

4. Termination of Option. If the Director incurs a Termination of Service for any reason, the Director may, within twelve (12) months after the date of such Termination of Service, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option. Upon the Director’s Termination of Service, any unvested portion of this option (after applying the rules of Paragraph 12) shall terminate immediately.

5. Death of Director. In the event that the Director dies while a Director or during the periods described in paragraph 4, the Director’s designated beneficiary (if beneficiary designations are permitted by the Company in its discretion), or if no such beneficiary survives the Director, the administrator or executor of the Director’s estate, may exercise any vested but unexercised portion of the option within twelve (12) months after the date of the Director’s death. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

6. Persons Eligible to Exercise Option. Except as provided in Paragraph 5 above or as otherwise determined by the Committee in its discretion, this option shall be exercisable during the Director’s lifetime only by the Director.

7. Option is Not Transferable. Except as otherwise expressly provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned, or otherwise hypothecated in any way (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Furthermore, this option shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, pledge, assign, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, (other than as permitted hereby) or upon any attempted sale under any execution, attachment, or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

8. Exercise of Option. The Director acknowledges that the exercise of this option and the disposition of shares acquired upon exercise of this option must comply with the terms of the Company’s securities trading policy, as it may exist from time to time. This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving notice of exercise in such form or manner as the Company may designate, (b) providing full payment of the Exercise Price (and the amount of any income and employment taxes and applicable fees, if any, the Company determines is required to be withheld by reason of the exercise of this option or as is otherwise required under Paragraph 10 below), and (c) giving satisfactory assurances in the form or manner requested by the Company that the shares to be purchased upon the exercise of this option are being purchased for investment and not with a view to the distribution thereof. Exercise of this option, other than through a stock broker-assisted transaction, will be permitted only during the regular business hours of the Company in Emeryville, CA. Notwithstanding any contrary provision of this Agreement, if the expiration date of this option falls on a Saturday, Sunday or holiday, the Director may exercise any vested but unexercised portion of this option at any time prior to the close of business on the first business day following that Saturday, Sunday or holiday. In addition, if the option is to be exercised through a stock broker-assisted transaction, the option must be exercised while the applicable stock market is open for trading and before the option otherwise expires.

9. Conditions to Exercise. Except as provided in Paragraph 8 above or as otherwise required as a matter of law, the Exercise Price for this option may be paid in one (1) (or a combination of two (2) or more) of the following forms:

(a) Personal check, a cashier’s check or a money order.

(b) If permitted by the Committee, irrevocable directions to a securities broker approved by the Company to sell all or part of the option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any required withholding taxes. (The balance of the sale proceeds, if any, will be delivered to the Director.)

(c) In another form permitted by the Committee in accordance with the terms of the Plan.

10. Tax Withholding and Payment Obligations. The Company will assess its requirements regarding tax, social insurance and any other payroll tax withholding and reporting in connection with this option, including the grant, vesting or exercise of this option or sale of shares acquired pursuant to the exercise of this option (“tax-related items”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Director hereby acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains his or her responsibility and liability and that the Company (a) makes no representations or undertaking regarding treatment of any tax-related items in connection with any aspect of this option grant, including the grant, vesting or exercise of this option and the subsequent sale of shares acquired pursuant to the exercise of this option; and (b) does not commit to structure the terms of the grant or any aspect of this option to reduce or eliminate the Director’s liability regarding tax-related items. In the event the Company determines that it and/or an Affiliate must withhold any tax-related items as a result of the Director’s participation in the Plan, the Director agrees as a condition of the grant of this option to make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Director authorizes the Company and/or an Affiliate to withhold all applicable withholding taxes from any cash compensation due to the Director. Furthermore, the Director agrees to pay the Company and/or an Affiliate any amount of taxes the Company and/or an Affiliate may be required to withhold as a result of the Director’s participation in the Plan that cannot be satisfied by deduction from cash compensation due to the Director. The Director acknowledges that he or she may not exercise this option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.

11. Suspension of Exercisability. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

12. Change in Control. In the event of a Change in Control, this option shall be subject to the definitive agreement governing such Change in Control. Such agreement, without the Director’s consent and notwithstanding any provision to the contrary in this Agreement or the Plan, must provide for one of the following:

(a) the assumption of this option by the surviving corporation or its parent; (b) the substitution by the surviving corporation or its parent of options with substantially the same terms as this option; (c) the conversion of this option into an option to purchase the consideration received by the stockholders of the Company in the Change in Control; (d) the termination of this option after the Company shall have provided the Director with the ability to exercise this option as to all Shares, including Shares which otherwise would not be then exercisable, for a period of fifteen (15) days or less before the consummation of the Change in Control; or (e) the cancellation of this option after payment to the Director of an amount in cash or cash equivalents equal to (A) the fair market value of the Shares subject to this option at the time of the Change in Control minus (B) the Exercise Price of the Shares subject to this option at the time of the Change in Control. In the event the definitive agreement does not provide for one of the foregoing alternatives with respect to the treatment of this option, this option shall have the treatment specified in clause (d) of the preceding sentence. The Committee may, in its sole discretion, accelerate the exercisability and vesting of this option in connection with any of the foregoing alternatives. For purposes of this Agreement, “Change in Control” means the occurrence of any of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), other than any combination of Steve Jobs, members of his immediate family, and any entities holding Shares for the benefit of Steve Jobs or members of his immediate family, becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or (d) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

13. No Rights of Stockholder. Neither the Director (nor any transferee) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to the Director (or transferee).

14. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 1200 Park Avenue, Emeryville, California 94608, or at such other address as the Company may hereafter designate in writing.

15. Maximum Term of Option. Except to the limited extent provided in paragraph 5 above, this option is not exercisable after the Expiration Date.

16. Binding Agreement. Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

17. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan. The Company may, in its discretion, issue newly issued shares or treasury shares pursuant to this option.

18. Committee Authority. The Committee shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Director, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

19. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Director expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Except as otherwise provided herein, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

22. Amendment, Suspension, Termination. By accepting this option, the Director expressly warrants that he or she has received an option to purchase stock under the Plan, and has received, read and understood the prospectus for the Plan. The Director understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

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PIXAR

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Grant #

Pixar (the “Company”) hereby grants you, [NAME OF DIRECTOR] (the “Director”), a Nonqualified Stock Option under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase shares of common stock of the Company (“Shares”). The date of this Agreement is [DATE] (the “Grant Date”). In general, the latest date this option will expire is [DATE 10 YEARS AFTER GRANT DATE] (the “Expiration Date”). However, as provided in Appendix A (attached hereto), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

Maximum Number of Shares Purchasable with this Option: 10,000 Shares

Purchase Price per Share: $[PRICE]

Scheduled Vesting Dates:	Number of Shares:

Vesting Commencement Date	[ENTER DATE]

First annual anniversary of the Vesting Commencement Date	10,000

Event Triggering Termination of Option:	Maximum Time to Exercise After Triggering Event*:

Termination of Service within 1 year of Vesting Commencement Date	None
All other Terminations of Service	1 year

*	However, except in the event of death, this option may not be exercised after the Expiration Date.

Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 3 through 5 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

PIXAR		DIRECTOR

By
	Title:	[NAME]

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APPENDIX A

TERMS AND CONDITIONS OF STOCK OPTION

1. Grant of Option. The Company hereby grants to the Director under the Plan, as a separate incentive in connection with his or her service and not in lieu of or other compensation for his or her services, a stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of the maximum number of Shares set forth on the Notice of Grant

2. Exercise Price. The purchase price per Share for this option (the “Exercise Price”) shall be equal to the Exercise Price set forth on the Notice of Grant.

3. Vesting Schedule. Except as otherwise provided in this Agreement, the right to exercise this option will vest in the amounts and on the dates shown on the Notice of Grant. In addition, in the event of the Director’s Termination of Service due to death or Disability, this option will vest as to all of the covered shares. Except to the limited extent provided in paragraph 12 and in the preceding sentence, Shares scheduled to vest on any such date actually will vest only if the Director has not incurred a Termination of Service prior to such date.

4. Termination of Option. If the Director incurs a Termination of Service for any reason, the Director may, within twelve (12) months after the date of such Termination of Service, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option. Upon the Director’s Termination of Service, any unvested portion of this option (after applying the rules of Paragraph 12) shall terminate immediately.

5. Death of Director. In the event that the Director dies while a Director or during the periods described in paragraph 4, the Director’s designated beneficiary (if beneficiary designations are permitted by the Company in its discretion), or if no such beneficiary survives the Director, the administrator or executor of the Director’s estate, may exercise any vested but unexercised portion of the option within twelve (12) months after the date of the Director’s death. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

6. Persons Eligible to Exercise Option. Except as provided in Paragraph 5 above or as otherwise determined by the Committee in its discretion, this option shall be exercisable during the Director’s lifetime only by the Director.

7. Option is Not Transferable. Except as otherwise expressly provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned, or otherwise hypothecated in any way (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Furthermore, this option shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, pledge, assign, hypothecate, or otherwise dispose of this option, or of any right or privilege conferred hereby, (other than as permitted hereby) or upon any attempted sale under any execution, attachment, or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

8. Exercise of Option. The Director acknowledges that the exercise of this option and the disposition of shares acquired upon exercise of this option must comply with the terms of the Company’s securities trading policy, as it may exist from time to time. This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving notice of exercise in such form or manner as the Company may designate, (b) providing full payment of the Exercise Price (and the amount of any income and employment taxes and applicable fees, if any, the Company determines is required to be withheld by reason of the exercise of this option or as is otherwise required under Paragraph 10 below), and (c) giving satisfactory assurances in the form or

2

manner requested by the Company that the shares to be purchased upon the exercise of this option are being purchased for investment and not with a view to the distribution thereof. Exercise of this option, other than through a stock broker-assisted transaction, will be permitted only during the regular business hours of the Company in Emeryville, CA. Notwithstanding any contrary provision of this Agreement, if the expiration date of this option falls on a Saturday, Sunday or holiday, the Director may exercise any vested but unexercised portion of this option at any time prior to the close of business on the first business day following that Saturday, Sunday or holiday. In addition, if the option is to be exercised through a stock broker-assisted transaction, the option must be exercised while the applicable stock market is open for trading and before the option otherwise expires.

9. Conditions to Exercise. Except as provided in Paragraph 8 above or as otherwise required as a matter of law, the Exercise Price for this option may be paid in one (1) (or a combination of two (2) or more) of the following forms:

(a) Personal check, a cashier’s check or a money order.

(b) If permitted by the Committee, irrevocable directions to a securities broker approved by the Company to sell all or part of the option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any required withholding taxes. (The balance of the sale proceeds, if any, will be delivered to the Director.)

(c) In another form permitted by the Committee in accordance with the terms of the Plan.

10. Tax Withholding and Payment Obligations. The Company will assess its requirements regarding tax, social insurance and any other payroll tax withholding and reporting in connection with this option, including the grant, vesting or exercise of this option or sale of shares acquired pursuant to the exercise of this option (“tax-related items”). These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Director hereby acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains his or her responsibility and liability and that the Company (a) makes no representations or undertaking regarding treatment of any tax-related items in connection with any aspect of this option grant, including the grant, vesting or exercise of this option and the subsequent sale of shares acquired pursuant to the exercise of this option; and (b) does not commit to structure the terms of the grant or any aspect of this option to reduce or eliminate the Director’s liability regarding tax-related items. In the event the Company determines that it and/or an Affiliate must withhold any tax-related items as a result of the Director’s participation in the Plan, the Director agrees as a condition of the grant of this option to make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Director authorizes the Company and/or an Affiliate to withhold all applicable withholding taxes from any cash compensation due to the Director. Furthermore, the Director agrees to pay the Company and/or an Affiliate any amount of taxes the Company and/or an Affiliate may be required to withhold as a result of the Director’s participation in the Plan that cannot be satisfied by deduction from cash compensation due to the Director. The Director acknowledges that he or she may not exercise this option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.

11. Suspension of Exercisability. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

12. Change in Control. In the event of a Change in Control, this option shall be subject to the definitive agreement governing such Change in Control. Such agreement, without the Director’s consent and notwithstanding any provision to the contrary in this Agreement or the Plan, must provide for one of the following:

3

(a) the assumption of this option by the surviving corporation or its parent; (b) the substitution by the surviving corporation or its parent of options with substantially the same terms as this option; (c) the conversion of this option into an option to purchase the consideration received by the stockholders of the Company in the Change in Control; (d) the termination of this option after the Company shall have provided the Director with the ability to exercise this option as to all Shares, including Shares which otherwise would not be then exercisable, for a period of fifteen (15) days or less before the consummation of the Change in Control; or (e) the cancellation of this option after payment to the Director of an amount in cash or cash equivalents equal to (A) the fair market value of the Shares subject to this option at the time of the Change in Control minus (B) the Exercise Price of the Shares subject to this option at the time of the Change in Control. In the event the definitive agreement does not provide for one of the foregoing alternatives with respect to the treatment of this option, this option shall have the treatment specified in clause (d) of the preceding sentence. The Committee may, in its sole discretion, accelerate the exercisability and vesting of this option in connection with any of the foregoing alternatives. For purposes of this Agreement, “Change in Control” means the occurrence of any of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), other than any combination of Steve Jobs, members of his immediate family, and any entities holding Shares for the benefit of Steve Jobs or members of his immediate family, becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or (d) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

13. No Rights of Stockholder. Neither the Director (nor any transferee) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to the Director (or transferee).

14. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 1200 Park Avenue, Emeryville, California 94608, or at such other address as the Company may hereafter designate in writing.

15. Maximum Term of Option. Except to the limited extent provided in paragraph 5 above, this option is not exercisable after the Expiration Date.

16. Binding Agreement. Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

17. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan. The Company may, in its discretion, issue newly issued shares or treasury shares pursuant to this option.

18. Committee Authority. The Committee shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of

4

the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Director, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

19. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Director expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Except as otherwise provided herein, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

22. Amendment, Suspension, Termination. By accepting this option, the Director expressly warrants that he or she has received an option to purchase stock under the Plan, and has received, read and understood the prospectus for the Plan. The Director understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

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5